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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20459


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 12, 1999
                                        ---------------
                        (Date of earliest event reported)

                          CAPTEC NET LEASE REALTY, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


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

                  1045281                                              38-3368333
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         (Commission File Number)                         (IRS Employer Identification No.)

24 Frank Lloyd Wright Drive, Ann Arbor, Michigan                            48106
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  (Address of principal executive offices)                               (Zip Code)
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       Registrant's telephone number, including area code: (734) 994-5505

ITEM 5.  OTHER EVENTS.

         Captec Net Lease Realty, Inc. (the "Company"), through a wholly-owned subsidiary, has formed a joint venture (the "Joint Venture") with an affiliate of Fidelity Management Trust Company, one of the largest investment managers in the United States (the "Joint Venture Partner"), on behalf of its institutional clients. The Joint Venture, FC Venture I, LLC, was formed to develop and acquire net-leased restaurant and retail properties similar to those which the Company develops and acquires. The Joint Venture Partner and the Company have committed to provide $24 million and $7 million, respectively, of equity capital for the Joint Venture. The Company will be the Joint Venture's managing member. The Joint Venture's objective is to leverage its capital through borrowing to acquire up to $100 million in properties. As properties are acquired, the Company will receive management fees and participate in any distributions from the Joint Venture as provided in the Limited Liability Company Agreement (the "Agreement"). See Exhibit 10.14. The Company will utilize any proceeds from the Joint Venture as working capital, including for the acquisition of properties for its portfolio. The Joint Venture Partner has been granted an option to convert either 25% or 75% of its Joint Venture interest into the Company's common stock at times and on terms and conditions set forth in the Agreement. The Company expects that any management fees or other revenues from the Joint Venture will be accretive to funds from operations (FFO) with no corresponding negative impact to its balance sheet. The Company believes an additional benefit of the Joint Venture will be the expansion of the Company's preferred developer network and business opportunities which will result from its exposure to significant new business development partners.


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FORWARD-LOOKING STATEMENTS

         This Form 8-K contains certain "forward-looking statements" which represent the Company's expectations or beliefs, including, but not limited to, statements concerning industry performance and the Company's operations, performance, financial condition, plans, growth and strategies. Any statements contained in this Form 8-K which are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "anticipate," "intent," "could," "estimate" or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties, certain of which are beyond the Company's control, and actual results may differ materially depending on a variety of important factors, many of which are beyond the control of the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibits

Exhibit No.              Description

Exhibit 10.14            FC Venture I, LLC Limited Liability Company Agreement.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                   CAPTEC NET LEASE REALTY, INC.


April 22, 1999                     /s/ W. Ross Martin
                                   ------------------
                                   W. Ross Martin
                                   Executive Vice President and Chief Financial
                                   Officer